SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 27, 2003
(Date of earliest event reported):

ACTION PERFORMANCE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.: 0-21630

Arizona	86-0704792
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

4707 E. Baseline Road
Phoenix, Arizona	85042
(Address of principal executive offices)	(Zip Code)

(602) 337-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Matters
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit 99

Item 5. Other Matters

     The press release of Action Performance Companies, Inc., dated January 27, 2003, regarding fiscal first quarter results is being filed as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not Applicable

(c)	Exhibits

99	Press release of Action Performance Companies, Inc., dated January 27, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2003	Action Performance Companies, Inc.

	By:	/s/ R. David Martin

	Name:	R. David Martin
	Title:	Chief Financial Officer, Secretary and Treasurer

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